Accounts Receivable	12 Months Ended
Dec. 31, 2012
Accounts Receivable [Abstract]
Accounts Receivable [Text Block]

5.       Accounts Receivable

We sell our products primarily to other industrial concerns in the petrochemicals and refining industries. We perform ongoing credit evaluations of our customers' financial condition and, in certain circumstances, require letters of credit or corporate guarantees from them. Our allowance for doubtful accounts receivable, which is reflected in the Consolidated Balance Sheets as a reduction of accounts receivable, was $29 million and $16 million at December 31, 2012 and 2011, respectively. Our provisions for doubtful accounts receivable, which are recorded in the Consolidated Statements of Income, were $7 million for 2012, $7 million for 2011 and $12 million for the eight months ended December 31, 2010. LyondellBasell AF recorded provisions for doubtful accounts receivable of $7 million in the four months ended April 30, 2010.